FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Financial income:
Interest income	$ 2,513	$ 2,466	$ 2,174
Financial expenses:
Exchange rate differences and other	602	186	1,480
Amortization/accretion of premium/discount on marketable securities , net	1,017	1,221	1,278
Financial and other expenses, total	$ 894	$ 1,059	$ (584)